SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 29, 1998



                              ORION FINANCIAL, LTD.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                       0-11043                   84-0858679
 ---------------------------     -------------------         -------------------
(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
 of incorporation)                                           Identification No.)



      80 N. Hoyt Street, Lakewood, Colorado                        80226
      --------------------------------------                      --------
     (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (303) 238-0937





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Item 8.   CHANGE IN FISCAL YEAR.

     On May 29, 1998, the board of directors of Orion Financial, Ltd. (the "Company") changed the Company's fiscal year end from June 30 to September 30. The transition period from July 1, 1997 to September 30, 1997 will be covered in the Company's Annual Report on Form 10-KSB for the new fiscal year ending Sepember 30, 1998.


















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 29, 1998

                                    ORION FINANCIAL, LTD.




                                    By: /s/ Roger R. Arthur
                                        ----------------------------------------
                                        Roger R. Arthur, Chief Executive Officer












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